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                                                                 Exhibit 10.13

                                    FORM OF
                            ATHENA MEDICAL CORPORATION
                           REGISTRATION RIGHTS AGREEMENT

    This Registration Rights Agreement is entered into as of the       day of
      ,       , by and between Athena Medical Corporation, a Nevada
corporation ("Athena"), and       .

    The parties agree as follows:

1.  Definitions

    1.1 The terms "Form S-1," " Form S-2" and "Form S-3" mean such respective forms under the Securities Act of 1933, as amended ("the 1933 Act"), as in effect on the date hereof or any successor registration forms to Form S-1, Form S-2 and Form S-3, respectively, under the 1933 Act subsequently adopted by the Securities and Exchange Commission or any other federal agency at the time administering the 1933 Act (the "SEC").

    1.2 The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "1933 Act"), and the declaration or ordering of effectiveness of such registration statement or document by the SEC Securities and Exchange Commission or any other federal agency at the time administering the 1933 Act (the "SEC").

    1.3 The term "Registrable Securities" means the shares of the common stock of Athena (the "Common Stock") issued pursuant to the Athena Medical
Corporation Common Stock Subscription Agreement dated as of       , 1996
(the "Subscription Agreement") and any Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, such shares of Common Stock. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (i) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, or (ii) they may be sold by a Holder without effective volume limitations pursuant to Rule 144 (or any similar provision that is in force) under the 1933 Act.

    1.4 The term "Holder" means_______________________________________

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2.   Registration Rights

     2.1 Incidental Registration Rights. If at any time within three (3) years after the date hereof, Athena proposes to register any of its securities under the 1933 Act by registration on Form S-1, S-2 or S-3 or any successor or similar forms (except registrations on such forms solely for registration of shares in connection with an employee benefit plan or a merger or consolidation) in an underwritten public offering, whether or not for sale for its own account, it will at such time give prompt written notice to Holder of its intention to do so and of Holder's rights under this Section
2. Upon the written request of Holder made within 30 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by Holder), Athena will use its best efforts to effect the registration under the 1933 Act of all Registrable Securities in connection therewith which Athena has been so requested to to register by Holder. If the managing underwriter for any underwritten offering in a registration pursuant to this Section 2.1 shall inform in writing Athena and Holder of its belief that the number of securities requested to be included in such registration would materially and adversely affect its ability to effect such offering, then Athena will include in such registration the number which Athena is so advised can be sold in (or during the time of) such offering, first, all securities proposed by Athena to be sold for its own account, and second, such Registrable Securities and other securities of Athena requested to be included in such registration by persons (other than Holder) exercising their incidental registration rights, pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included.

     2.2 In addition to the rights set forth in Section 2.1, Athena shall file a registration statement to include all Registrable Securities on or before ________ . It is understood that the registration statement may also include shares of Common Stock held by other Athena shareholders and that the shares registered thereunto will not be underwritten. Athena agrees to keep the registration statement effective for a period of three years from its initial effective date or until less than 100,000 Registrable Securities are outstanding, whichever first occurs. In conjunction with the Registration, Athena shall use its best efforts to qualify such Registrable Securities for sale under the laws of Florida, Georgia, New Jersey, New York, Oregon and Washington; provided that, if Athena should qualify shares of Common Stock in other jurisdictions, it will use its best efforts to qualify such Registrable Securities in such other jurisdictions in connection with such registration.

3.     Obligation of Athena

       Whenever required under this Agreement to use its best efforts to effect the registration of Registrable Securities, Athena shall, as expeditiously as possible:

      3.1 Furnish to Holder such reasonable number of copies of a prospectus, including any preliminary prospectus, in conformity with the requirements of the 1933 Act, and any amendments or supplements thereto and such other documents as Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by Holder.

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      3.2 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Holder shall also enter into and perform its obligations under such an agreement, including furnishing any opinion of counsel or entering into a lock-up agreement reasonably requested by the managing underwriter.

      3.3 Notify Holder, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required on account of such event and use its best efforts to cause each such amendment and supplement to become effective.

4.     Preparation; Information; Reasonable Investigation

       4.1      Furnish Information

       It shall be a condition precedent to the obligations of Athena to take any action pursuant to this Agreement that Holder shall furnish to Athena such information regarding Holder, the Registrable Securities held by Holder, and the intended method of disposition of such securities as shall be required to effect the registration of Holder's Registrable Securities.

        4.2      Preparation; Reasonable Investigation

        In connection with the preparation and filing of any registration statement under the 1933 Act pursuant to this Agreement, Athena will give Holder and Holder's counsel, accountants or underwriters the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give Holder such access to its books and records and such opportunities to discuss the business of Athena with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Holder's counsel, accountants or underwriters, to conduct a reasonable investigation within the meaning of the 1933 Act.

5.      Expenses of Registration

        All expenses (other than underwriting discounts and commissions, transfer taxes, if any, and fees and disbursements of counsel to Holder) relating to Registrable Securities incurred in connection with the registrations, filings or qualifications pursuant to this Agreement, including without limitation all registration, filing and qualification fees, printing and accounting fees, and fees and disbursements of counsel for Athena, shall be borne by Athena.


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6.      Indemnification

        If any Registrable Securities are included in a registration statement under this Agreement:;

        6.1    Athena Indemnification

        To the extent permitted by law, Athena will indemnify and hold harmless Holder, the officers, directors, partners, agents and employees of Holder or any underwriter (as defined in the 1933 Act), and each person, if any, who controls Holder or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation"):

        (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,

        (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

       (iii) any violation or alleged violation by Athena of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law.

Athena will reimburse such Holder, officer, director, partner, agent, employee, underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of Athena (which consent shall not be unreasonably withheld), nor shall Athena be liable to Holder in any such case for any such loss, claim, damage, liability or action (a) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of Holder or controlling person, or (b) if such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act.


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      6.2 Holder Indemnification

      To the extent permitted by law, Holder will indemnify and hold harmless Athena, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls Athena within the meaning of the 1933 Act, each agent and any underwriter for Athena, and any holder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which Athena or any such director, officer, controlling person, agent or underwriter or controlling person, or other such holder or director, officer or controlling person, may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of Holder expressly for use in connection with such registration; and Holder will reimburse any legal or other expenses reasonably incurred by Athena or any such director, officer, controlling person, agent or underwriter or controlling person, or other holder, officer, director, partner, agent, employee or controlling person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Holder, which consent shall not be unreasonably withheld, nor, in the case of a sale directly by Athena of its securities (including a sale of such securities through any underwriter retained by Athena to engage in a distribution solely on behalf of Athena), shall Holder be liable to Athena in any case in which such untrue statement or omission or alleged untrue statement or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and Athena failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act; and provided, further, that the indemnification obligation of Holder shall be limited to the aggregate public offering price of the Registrable Securities sold by Holder pursuant to such registration.

       6.3     Notice, Defense and Counsel

       Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such


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indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.

       6.4     Survival of Rights and Obligations

       The obligations of Athena and Holder under this Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement whether under this Agreement or otherwise.

7.     Reports Under the 1934 Act

       With a view to making available to Holder benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit Holder to sell securities of Athena to the public without registration, Athena agrees to use its best efforts to:

           (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

           (b) file with the SEC in a timely manner all reports and other documents required of Athena under the 1933 Act and the 1934 Act; and

           (c) furnish to Holder, so long as Holder owns any Registrable Securities, forthwith upon request (i) a written statement by Athena that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act (at any and all times after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-2 or S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of Athena and such other reports and documents so filed by Athena, and
     (iii) such other information as may be reasonably requested in availing Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

8.     Lock-Up Agreement

       Holder, if requested by Athena and an underwriter of Athena's securities, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of Athena held by Holder for a specified period of time (not to exceed 90 days) following the

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effective date of a registration statement pursuant to which Athena proposes to sell its securities to the public generally, provided, however, that holders of at least five percent of Athena's Common Stock and all officers and directors of Athena enter into similar agreements.

9.      Assignment of Registration Rights

   The right to cause Athena to register Common Stock pursuant to this Agreement may not be assigned or transferred without the prior written consent of Athena, which consent will not be unreasonably withheld.

10.     AMENDMENT

        Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consentof Athena and the Holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder and Athena.

11.     Termination of Registration Rights

        No Holder shall be entitled to exercise any right provided for in this Agreement after five (5) years following the date hereof.

12.     Attorneys' Fees

        In the event any legal action is brought by any party to enforce the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and expenses in addition to any other relief deemed appropriate by the trial court or any appellate court.

13.      Successors

         Subject to Section 9 hereof, this Agreement shall bind and inure to the benefit of the successors and assigns of Athena and the Holders.

14.      Entire Agreement

         This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings.

15.      Notices

         All notices, requests, consents and other communications required or provided for herein to any party shall be deemed to be sufficient if contained in a written instrument, and shall be deemed to be given when: (a) delivered in person; (b) sent by first-class registered or


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certified mail with postage prepaid; (c) delivered by overnight receipted courier service; or (d) sent by facsimile transmission with delivery confirmed and followed by delivery pursuant to (b) hereof, which notice is addressed to the party at the address set forth below, or such other address as may hereafter be designated in writing by the party.

   If to Athena:       10180 S.W. Nimbus Avenue, Suite J-5
                       Portland, OR 97223
                       Attention: William H. Fleming, President
                       Telephone: (503) 968-8800
                       Facsimile: (503) 639-3674

    with a copy to:    Patrick J. Simpson
                       Perkins Coie
                       1211 SW Fifth Avenue, Suite 1500
                       Portland, OR 97204-3715
                       Telephone: (503) 727-2000
                       Facsimile: (503) 727-2222

    If to the Holder:  __________________________
                       __________________________
                       __________________________
                       __________________________


    with a copy to:     ___________________________
                        ___________________________
                        ___________________________
                        ___________________________


16   Event of Default

     An Event of Default shall have occurred under this Agreement if Athena shall fail to perform any obligation under this Agreement within thirty (30) days after notice from any Holder specifying the nature of the failure of default.

17.  Counterparts

     This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument. All such counterparts together shall constitute one agreement.

18.  Hedings

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

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19.  Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

     IN WITNESS WHEREOF, the parties hereto have executed or caused their duly authorized representative to execute this Agreement as of the date first hereinabove written.

                                      Holder by: __________________________

                                      By:__________________________
                                      Its  ________________________

                                      ATHENA

                                      ATHENA MEDICAL CORPORATION

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